UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-07833
                                  ---------------------------------
        Bexil Corporation
     --------------------------------------------------------------
        (Exact name of registrant as specified in charter)

        11 Hanover Square, New York, NY 10005
     --------------------------------------------------------------
        (Address of principal executive offices)     (Zipcode)

        Thomas B. Winmill, President
        11 Hanover Square
        New York, NY 10005
     --------------------------------------------------------------
        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-785-0400
                                                   ----------------

Date of fiscal year end:  12/31/03
                        ------------------
Date of reporting period:  1/1/03 - 12/31/03
                         ---------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

Item 1. Report to Shareholders

--------------------------------------------------------------------------------
BEXIL(R) CORPORATION
--------------------------------------------------------------------------------


ANNUAL REPORT
December 31, 2003

Independent Public Accountant                                   American Stock
Tait, Weller & Baker                                            Exchange Symbol:

                                                                BXL
11 Hanover Square
New York, NY 10005

Tel 1-212-785-0400

www.bexil.com

--------------------------------------------------------------------------------
                                                            American Stock
BEXIL CORPORATION                                           Exchange Symbol: BXL
--------------------------------------------------------------------------------
11 Hanover Square, New York, NY 10005
WWW.bexil.com

                                                               February 25, 2004

Fellow Shareholders:

     Bexil Corporation is pleased to report that operations continue to grow at its 50% owned York Insurance Services Group, Inc. For the full year of 2003, York's audited revenue was approximately $52.7 million and net income was approximately $5.6 million. In 2002 and 2001, York's audited revenue increased to approximately $40.3 million from $25.3 million, and net income rose to approximately $4.2 million from $0.7 million, respectively. Of note, York's total liabilities have declined approximately 42% from the time of acquisition on January 19, 2002 to December 31, 2003. As reported previously, the limited guaranty to the lender of senior debt, which Bexil provided in connection with the 2002 York transaction, was eliminated in the first half of 2003.

     Since the 1930's, York's affiliates have served as third party administrators and independent adjusters providing claims data and risk related services to insurance carriers, self insured, public entities, brokers and other intermediaries. York's claims services include property & casualty, workers' compensation, transportation & logistics, environmental, construction and inland & ocean marine. Tom MacArthur, York's President, and his dedicated executive management team, credits York's success to its philosophy of putting its customer's needs first. By helping customers develop claims strategies and solutions, York seeks to improve their business relationships and profitability. Bexil is proud of York's stated primary purpose "to serve our customers and enhance the reputation of their organizations." We expect that the efforts of Tom MacArthur and his team in striving to deliver on their customers' promise to resolve claims efficiently and fairly will be rewarding to York's customers, employees and Bexil alike. More information about York, which maintains its corporate office at 99 Cherry Hill Road in Parsippany, New Jersey, may be found at its web site, http://www.yorkclaims.com/. To find out what claims and related services York can do for your organization, call Tom MacArthur directly at (973) 404-1228.

     We are also pleased to report that the Company's application initially filed in 2002 with the Securities and Exchange Commission to terminate its registration as an investment company, was approved by the SEC on January 6, 2004. As a result, the Company will have fewer regulatory constraints and greater operating flexibility, as well as operate under different accounting rules that will require York's earnings to be reported using the equity accounting method, rather than by the current investment company fair valuation approach. For example, for the year ended December 31, 2003, investment company accounting requires that Bexil's income statement report a $348,188 net operating loss, or $(0.40) per share, before net realized and unrealized gains on holdings of $2,831,257, net of deferred tax expense. In contrast, equity method accounting would require Bexil to report net income of $2,199,871, or $2.52 per share. Although the equity accounting figures above are not audited and not a part of Bexil's current financial statements, we believe they give shareholders an important insight into the financial operations and earning power of Bexil.

     Our goal over the year ahead will be to grow Bexil's shareholder value by implementing additional operational efficiencies at York and developing its insurance services business. Within York, we are focusing on new ways to satisfy current customers and attract new ones, as well as streamlining operations and developing reporting efficiencies. York's $2.7 million in cash and equivalents together with Bexil's nearly $4.5 million in cash and short-term government securities give us the financial strength to pursue these important initiatives.

     Sharing your optimism about Bexil's potential, management and its affiliates currently own approximately 30% of the Company's outstanding shares.

                                   Sincerely,

/s/  Bassett S. Winmill                   /s/  Thomas B. Winmill
     Bassett S. Winmill                        Thomas B. Winmill
     Chairman                                  President

================================================================================
This report, including the financial statements herein, is transmitted to the shareholders of the Company for their information. The financial information included herein is taken from the records of the Company. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Company or any securities mentioned in this report. This report contains forward-looking statements and similar expressions that reflect Bexil's current expectations about its future performance, and are subject to risks, uncertainties and other factors that could cause Bexil's actual performance to differ materially from those expressed in, or implied by, these forward-looking statements. Notice is hereby given under Section 23(c) of the Investment Company Act of 1940 that the Company may purchase at market prices from time to time shares of its common stock in the open market.
================================================================================

BEXIL CORPORATION                       2

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS:
   Holdings at fair value (cost: $7,821,185) (Note 1)...........   $ 20,492,860
   Interest receivable..........................................         43,821
   Other assets.................................................          5,629
                                                                   ------------
      Total assets..............................................     20,542,310
                                                                   ------------
LIABILITIES:
   Deferred taxes (Note 7)......................................      5,148,626
   Accrued expenses.............................................        158,210
   Accrued salaries.............................................         87,389
                                                                   ------------
      Total liabilities.........................................      5,394,225
                                                                   ------------
NET ASSETS: (applicable to 879,591 shares outstanding: 10,000,000 shares of $.01 par value authorized)............................  $ 15,148,085
                                                                   ============
NET ASSET VALUE PER SHARE
 ($15,148,085/879,591 shares outstanding).......................   $      17.22
                                                                   ============
At December 31, 2003, net assets consisted of:
   Paid-in capital..............................................   $  9,446,026
   Net unrealized appreciation on holdings-net of
    deferred taxes..............................................      6,958,799
   Accumulated net realized loss on holdings....................        (74,430)
   Accumulated deficit in net operating income..................     (1,182,310)
                                                                   ------------
                                                                   $ 15,148,085
                                                                   ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2003

INCOME:
   Interest.....................................................   $    166,349
   Other........................................................         11,000
                                                                   ------------
      Total income..............................................        177,349
                                                                   ------------
EXPENSES:
   Salaries (Note 3)............................................        430,100
   Professional (Note 3)........................................        109,405
   Directors....................................................         35,440
   Printing.....................................................         26,358
   Transfer agent...............................................         11,625
   Registration (Note 3)........................................          7,867
   Custodian....................................................            380
   Other........................................................         97,997
                                                                   ------------
      Total operating expenses..................................        719,172
                                                                   ------------
         Net operating loss before income taxes.................       (541,823)
      Income tax benefit (Note 7)...............................        193,635
                                                                   ------------
         Net operating loss.....................................       (348,188)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON HOLDINGS:
   Net realized gain on holdings................................         30,093
   Unrealized appreciation on holdings during the period........      5,202,040
   Deferred tax expense (Note 7)................................     (2,400,876)
                                                                   ------------
      Net realized and unrealized gain on holdings..............      2,831,257
                                                                   ------------
      Net increase in net assets resulting from operations......   $  2,483,069
                                                                   ============

See accompanying notes to financial statements.
                                        3                     BEXIL CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2003 and 2002

                                                       2003           2002
                                                   ------------   ------------
OPERATIONS:
   Net loss.....................................   $   (348,188)  $   (311,510)
   Net realized gain from security transactions          30,093        429,658
   Unrealized appreciation on holdings during
    the period..................................      2,801,164      3,759,972
                                                   ------------   ------------
      Net change in net assets resulting from
       operations...............................      2,483,069      3,878,120
DISTRIBUTIONS TO SHAREHOLDERS:
   Tax return of capital to shareholders ($.60
    and $.62 per share, respectively)...........       (522,612)      (737,240)
CAPITAL SHARE TRANSACTIONS:
   Increase in net assets resulting from
    reinvestment of distributions (14,530 and
    30,390 shares, respectively)................        201,417        296,043
                                                   ------------   ------------
      Total change in net assets................      2,161,874      3,436,923
NET ASSETS:
   Beginning of period..........................     12,986,211      9,549,288
                                                   ------------   ------------
   End of period................................   $ 15,148,085   $ 12,986,211
                                                   ============   ============

               --------------------------------------------------

               Schedule of Portfolio Holdings - December 31, 2003

                                                                     Fair Value
                                                                    ------------
     Shares   COMMON STOCKS (77.97%)
-----------
              Services-Miscellaneous Business Services (77.97%)
    100,000   Safety Intelligence Systems Corp./(1)(2)/..........   $    282,860
        500   York Insurance Services Group, Inc./(1)(2)/........     15,695,280
                                                                    ------------
                 Total Common Stocks (cost: $3,325,000)..........     15,978,140
                                                                    ------------
  Par Value
-----------
              SHORT TERM INVESTMENTS (22.03%)
$   199,601   SSGA Prime Money Market Fund.......................        199,601
  4,300,000   U.S. Treasury Note, 3.00%, due 2/29/04.............      4,315,119
                                                                    ------------
              Total Short Term Investments (cost: $4,496,185)....      4,514,720
                                                                    ------------
                 Total Investments (cost: $7,821,185)
                  (100.00%)......................................   $ 20,492,860
                                                                    ============

/(1)/ Security is not publicly traded. Value is determined in good faith by or under the direction of the Board of Directors.

/(2)/ Non-income producing security.

                                 See accompanying notes to financial statements.
BEXIL CORPORATION                       4

                          Notes to Financial Statements

(1) Bexil Corporation (the "Company"), a Maryland corporation registered under the Investment Company Act of 1940, as amended ("1940 Act"), is a non-diversified, closed-end, management investment company. The Company's application with the SEC to de-register from the 1940 Act was granted on January 6, 2004. The Company's shares are listed on the American Stock Exchange. On September 8, 1999, the Board of Director's of the Company approved a change in the fiscal year end to December 31. Previously, the fiscal year end was June 30. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. With respect to security valuation, securities listed or traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such listed securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on the NMS are valued at the mean between the current bid and asked prices. Securities for which market quotations are not readily available or reliable and other assets may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

The assets for which no market quotations exist comprise a majority of the Company's assets. As a general principle, the current "fair value" of an asset would be the amount the Company might reasonably expect to receive for it upon its current sale, in an orderly manner. There is a range of values that are reasonable for such assets at any particular time. Generally, cost at purchase, which reflects an arm's length transaction, is the primary factor used to determine fair value until significant developments affecting the holding (such as results of operations or changes in general market conditions) provide a basis for use of an appraisal valuation. Appraisal valuations are based upon such factors as book value, earnings, cash flow, the market prices for similar securities of comparable companies, an assessment of the company's current and future financial prospects, stockholder agreements, and various other factors and assumptions, such as discount rates, valuation multiples, and future growth projections. Additional factors which might be considered include: financial standing of the issuer; the business and financial plan of the issuer and comparison of actual results with the plan; size of position held and the liquidity of the market; contractual restrictions on disposition; pending public offering with respect to the financial instrument; pending reorganization activity affecting the financial instrument (such as merger proposals, tender offers, debt restructurings, and conversions); ability of the issuer to obtain needed financing; changes in the economic conditions affecting the issuer; a recent purchase or sale of a security of the issuer. In the case of unsuccessful operations, the appraisal may be based upon liquidation value. Appraisal valuations are necessarily subjective and management's estimate of values may differ materially from amounts actually received upon the disposition of the holding. The Board of Directors reviews valuation methodologies on a quarterly basis to determine their appropriateness and may also hire independent firms to review management's methodology of valuation or to conduct an independent valuation. On a daily basis through December 31, 2003 and thereafter monthly at calendar month end, the Company adjusts its net asset value for the changes in the value of its publicly held securities and material changes in the value of its private securities and reports the current net asset value to Lipper Analytical Services, Inc. for redistribution to various media and publications.

Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                        5                      BEXIL CORPORATION

(2) The Company did not comply with the requirements of the Internal Revenue Code regarding asset diversification applicable to regulated investment companies during the year ended December 31, 2003. Thus, the Fund did not qualify as a regulated investment company under subchapter M of the Internal Revenue Code and is subject to income taxes. It is the intent of the Company to continue to operate as such and not qualify as a regulated investment company. The Company accounts for income taxes by using the liability method, whereby deferred tax assets and liabilities arise from the tax effect of temporary differences between the financial statement and tax basis of assets and liabilities, measured using currently enacted tax rates. For income tax purposes, the Company had a net operating loss carryforward at December 31, 2003 of approximately $1,183,000 which is available to offset future net operating income, if any, and which $642,000 expires in 2017 and $541,000 expires in 2018. In addition, the Company had an unused capital loss carryforward of approximately $74,400 which expires in 2005. Based on Federal income tax cost of $7,821,185, gross unrealized appreciation and gross unrealized depreciation were $12,713,815 and $42,140, respectively, at December 31, 2003.

(3) The Company retained CEF Advisers, Inc. ("CEF") as its investment manager pursuant to an investment management agreement. As compensation for the service provided pursuant to such agreement, the Company paid to CEF a fee from its assets, such fee to be computed weekly and paid monthly in arrears at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. This fee was calculated by determining net assets on each Friday and applying the applicable rate to such amount for the number of days in the week. At a meeting of the Board of Directors of the Company on June 13, 2001, the Board of Directors approved terminating the investment management agreement with CEF, effective at the end of business on July 31, 2001. Commencing August 1, 2001, the Company's officers (who are substantially identical to those of CEF) assumed the management of the Company's affairs, including portfolio management, subject to the oversight and final direction of the Board of Directors. Compensation of Company personnel was set in the aggregate amount of $200,000 per year effective August 1, 2001, $365,000 per year effective January 1, 2003, $460,000 effective January 1, 2004 and may be further changed from time to time at the discretion of the Board of Directors. In addition, bonuses of $41,700 were accrued in 2003.

(4) Purchases and sales of non-short term securities aggregated $0 and $287,344, respectively, for the year ended December 31, 2003.

(5) In January 2002, the Company terminated its committed bank line of credit. In connection with its 2003 acquisition of 50% of the common stock of York Insurance Services Group, Inc., the Company provided a limited guaranty of up to $3 million to the lender of senior debt. During 2003 this guarantee was terminated and the Company did not have any borrowings.

(6) The tax character of distributions paid to shareholders for the years ended December 31, 2003 and 2002 was as follows:

                                  2003              2002
                              ------------      ------------
Distributions paid from:
   Return of capital          $    522,612      $    737,240
                              ------------      ------------
                              $    522,612      $    737,240
                              ============      ============

BEXIL CORPORATION                       6

(7)  The provision for income tax expense was as follows:

                                                    2003
                                                ------------
Current
   Federal                                      $         --
   State and local                                    30,615
                                                ------------
                                                      30,615
                                                ------------
Deferred
   Federal                                         1,640,000
   State and local                                   536,626
                                                ------------
                                                   2,176,626
                                                ------------
                                                $  2,207,241
                                                ============

Deferred tax liabilities (assets) are comprised of the following at December 31, 2003:

Unrealized appreciation on holdings             $  5,712,876
Net operating and capital loss carryforwards        (564,250)
                                                ------------
   Net deferred taxes                           $  5,148,626
                                                ============

(8) Regarding concentrations of credit risk, Bexil is a holding company operating businesses directly or through companies in which it has a 50% or greater interest. The Company may acquire or develop additional businesses in which it has such an interest. While such businesses are consistent with the Company's expressed intention of deregistering under the Investment Company Act of 1940, they are likely to require a substantial investment of the Company's assets, and a further concentration of the Company's assets in particular companies or industries. Such concentration will increase the risk of loss to the Company as a result of the negative results or financial condition of any particular business and/or industry. At December 31, 2003 approximately 76% of the Company's assets were devoted to one business in the insurance services industry.

(9) There are 10,000,000 shares of $.01 par value common stock authorized. Of the 879,591 shares of common stock outstanding at December 31, 2003, Investor Service Center, Inc. ("ISC") owned 222,644 shares. Certain officers and directors of ISC are officers and directors of the Company.

(10) Certain officers and directors of the Company also serve as officers and directors of an affiliated group which includes ISC ("Group"). The Company shares office space and various general and administrative expenses with the Group and is expected to reimburse the Group for these expenses. In this connection for the year ended December 31, 2003, the Company has recorded a liability of approximately $96,000.

                                        7                      BEXIL CORPORATION

(11) Effective January 6, 2004, the Securities and Exchange Commission issued an order declaring that the Company had ceased to be an investment company under
Section 8(f) of the Investment Company Act of 1940. As a result, the Company will carry its investment (50% of the outstanding common stock) in York Insurance Services Group, Inc. using the equity basis of accounting (cost plus 50% share of earnings) as compared to carrying such investment at fair value. The pro forma balance sheet at December 31, 2003 reflecting Bexil as a non-investment company is as follows:

Assets
   Marketable securities available for sale               $  4,514,720
   Investment in unconsolidated affiliate - at equity        7,461,672
   Other assets                                                896,560
                                                          ------------
      Total assets                                        $ 12,875,952
                                                          ============
Liabilities                                               $    245,599
   Stockholders' Equity                                     12,627,353
                                                          ------------
      Total liabilities and stockholders' equity          $ 12,872,952
                                                          ============

BEXIL CORPORATION                       8

                              FINANCIAL HIGHLIGHTS

                                                                                                     Six Months       Year
                                                                                                       Ended         Ended
                                                             Years Ended December 31,               December 31,    June 30,
                                                 ------------------------------------------------   ------------   ----------
                                                   2003         2002         2001         2000          1999          1999
                                                 ---------   ----------   ----------   ----------   ------------   ----------
PER SHARE DATA*
Net asset value at beginning of period........   $   15.01   $    11.41   $    12.14   $    12.62   $      12.83   $    14.45
                                                 ---------   ----------   ----------   ----------   ------------   ----------
Income from operations:
   Net income (loss)..........................       (3.15)       (4.65)         .26          .60            .18          .07
   Net realized and unrealized gains (losses).        5.96         9.12         (.02)        (.08)           .21         (.49)
                                                 ---------   ----------   ----------   ----------   ------------   ----------
      Total from operations...................        2.81         4.47          .24          .52            .39         (.42)
Less distributions:
   Distributions to shareholders..............          --           --         (.35)        (.68)          (.18)        (.07)
   Tax return of capital to shareholders......        (.60)        (.87)        (.62)        (.32)          (.42)       (1.13)
                                                 ---------   ----------   ----------   ----------   ------------   ----------
      Total distributions.....................        2.21         3.60         (.73)        (.48)          (.21)       (1.62)
                                                 ---------   ----------   ----------   ----------   ------------   ----------
Net asset value at end of period..............   $   17.22   $    15.01   $    11.41   $    12.14   $      12.62   $    12.83
                                                 =========   ==========   ==========   ==========   ============   ==========
Market value at end of period.................   $   15.90   $    10.80   $    10.21   $     8.88   $       9.50   $    12.13
                                                 =========   ==========   ==========   ==========   ============   ==========
TOTAL RETURN ON NET ASSET VALUE BASIS (a).....       19.79%       42.81%        3.20%        1.57%          4.60%       (2.64)%
                                                 =========   ==========   ==========   ==========   ============   ==========
TOTAL RETURN ON MARKET VALUE BASIS (a)........       53.72%       14.84%       26.25%       (4.00)%       (16.68)%       1.26%
                                                 =========   ==========   ==========   ==========   ============   ==========
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000 omitted).....   $  15.148   $   12.986   $    9.549   $    9.789   $      9.771   $    9.774
                                                 =========   ==========   ==========   ==========   ============   ==========
Ratio of expenses to average net assets
 (b) (c) (d)..................................        5.21%        9.57%        3.43%        2.33%          3.05%        6.33%
                                                 =========   ==========   ==========   ==========   ============   ==========
Ratio of net income (loss) to average net
 assets.......................................       (3.92)%      (3.31)%       2.18%        4.98%          2.87%        0.49%
                                                 =========   ==========   ==========   ==========   ============   ==========
Portfolio turnover rate.......................           0%          83%          33%         182%            88%         112%
                                                 =========   ==========   ==========   ==========   ============   ==========

* Per share net income (loss) and net realized and unrealized gain (loss) on holdings have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**   Annualized.
(a) Total return on market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total return on net asset value basis will be higher than total return on market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on net asset value basis will be lower than total return on market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.
(b) The ratio for the six months ended December 31, 1999 and the years ended June 30, 1999 after custodian fee credits was 3.05%**, and 6.33%, respectively. There were no custodian fee credits for the years ended December 31, 2003, 2002, 2001 and 2000.
(c) Ratio excluding interest and including tax expense was 21.18% 41.28%, 3.38%, 1.96%, 2.86%**, and 5.80% for the years ended December 31, 2003,
     2002, 2001 and 2000, the six months ended December 31, 1999 and the year ended June 30, 1999, respectively.
(d) Ratio prior to reimbursement was 3.18%**, and 7.03% for the six months ended December 31, 1999 and for the year ended June 30, 1999, respectively.

                                        9                      BEXIL CORPORATION

                     REPORT OF INDEPENDENT PUBLIC ACCOUNTANT

To the Board of Directors and Shareholders of Bexil Corporation:

We have audited the accompanying statement of assets and liabilities of Bexil Corporation, including the schedule of portfolio holdings as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended, and the financial highlights for the years ended December 31, 2003, 2002, 2001 and 2000, and the six months ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the year ended June 30, 1999 were audited by other auditors whose report, dated August 9, 1999, express an unqualified opinion on this information.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bexil Corporation as of December 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the periods noted above in conformity with accounting principles generally accepted in the United States of America.

                                        TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 22, 2004

--------------------------------------------------------------------------------

                                  PROXY VOTING

The Company's Proxy Voting Guidelines (the "Guidelines") are available without charge, by calling the Company collect at 1-212-785-0400. The Guidelines are also posted on the Company's website at http://www.bexil.com and are available on the SEC's website at http://sec.gov.

BEXIL CORPORATION                      10

                           DIVIDEND REINVESTMENT PLAN

The Company has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Company on outstanding shares will, unless elected otherwise by each shareholder by notifying the Company in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the greater of that NAV per share or 95% of that Market Price per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Company.

--------------------------------------------------------------------------------

                                 PRIVACY POLICY

Bexil Corporation recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any non-affiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.

                                       11                      BEXIL CORPORATION

                             DIRECTORS AND OFFICERS

DIRECTORS                               OFFICERS
BASSETT S. WINMILL                      THOMAS B. WINMILL, Esq.
Executive Chairman                      President
RUSSELL E. BURKE III /1/                ROBERT D. ANDERSON
FREDERICK A. PARKER, JR./1/             Vice Chairman
THOMAS B. WINMILL, Esq.                 WILLIAM G.VOHRER
DOUGLAS WU /1/                          Treasurer

/1/Member, Audit and Compensation       MONICA PELAEZ, Esq.
   Committees                           Vice President, Secretary

--------------------------------------------------------------------------------

Internet                                Custodian
www.bexil.com                           State Street Bank & Trust Co.
email: info@bexil.com                   801 Pennsylvania Avenue
                                        Kansas CIty, MO 64105

Independent Accountants                 Transfer Agent and Registrar
Tait, Weller & Baker                    American Stock Transfer & Trust Co.
1818 Market St., Suite 2400             59 Maiden Lane
Philadelphia, PA 19103                  New York, NY 10038
                                        1-800-278-4353
                                        www.amstock.com

--------------------------------------------------------------------------------

                          RESULTS OF THE ANNUAL MEETING

The Company's Annual Meeting of stockholders was held on September 4, 2003 at the offices of the Company at 11 Hanover Square, New York, New York for the purpose of electing the following director to serve as follows with the votes received as set forth below:

Director                   Class     Term   Expiring  Votes For  Votes Withheld
------------------------  -------  -------  --------  ---------  --------------
Frederick A. Parker, Jr.     1     5 years    2008      744,546           9,864

Directors whose term of office continued after the meeting are Russell E. Burke III, Bassett S. Winmill, Thomas B. Winmill, and Douglas Wu.

BEXIL CORPORATION                      12

BEXIL CORPORATION
-----------------
11 Hanover Square
New York, NY 10005


Printed on recycled paper  [LOGO]

BXL-AR-12/03

Item 2. Code of Ethics

(a) The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)  No information need be disclosed pursuant to this paragraph.

(c)  Not applicable.

(d)  Not applicable.

(e)  Not applicable.

(f)  (1)  The Code is attached hereto as Exhibit 99.CODE ETH.

     (2) The text of the Code can be found on the registrant's website, www.bexil.com.

     (3) A copy of the Code may be obtained free of charge by calling collect 1-212-785-0400.

Item 3. Audit Committee Financial Expert

The Fund's Board of Directors has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Russell E. Burke III, Frederick A. Parker, Jr. and Douglas Wu. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                                  2003          2002

                    Audit Fees                  $ 15,200       $ 13,000
                    Audit-Related Fees                 0              0
                    Tax Fees                       3,250          3,750
                    All Other Fees                     0              0

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors.

(e) (1) The registrant's audit committee has adopted a policy to consider for pre-approval any non-audit services proposed to be provided by the auditors to the Fund, and any non-audit services proposed to be provided by such auditors to the Fund's investment manager, if any, which have a direct impact on Fund operations or financial reporting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

     (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant and any entity controlling, controlled by, or under common control with the registrant that provides ongoing services to the registrant were $18,250 and $19,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a standing audit committee. The members of the audit committee are Russell E. Burke III, Frederick A. Parker, Jr. and Douglas Wu.

Item 6. Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Reserved

Item 9. Controls and Procedures

(a)(i) The Principal Executive Officer and Principal Financial Officer have concluded that Bexil Corporation's disclosure controls and procedures provide reasonable assurances that material information relating to Bexil Coporation is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There were no significant changes in Bexil Corporation's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

Item 10. Exhibits

(a) Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.
(b) Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940(17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Bexil Corporation

                                By:   /s/ Thomas B. Winmill
                                   -----------------------------------
                                      Thomas B. Winmill, President

                                Date: March 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Bexil Corporation

                                By:   /s/ William G. Vohrer
                                   ------------------------------------
                                      William G. Vohrer, Treasurer

                                Date: March 10, 2004